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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 4, 2001

                             CYBERIAN OUTPOST, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                   000-24659                   06-1419111
           --------                   ---------                   ----------
 (State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
       of incorporation)                                    Identification  No.)


                       23 North Main Street, P.O. Box 636
                             Kent, Connecticut 06757
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (860) 927-2050
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ITEM 5. OTHER EVENTS.

     On September 4, 2001, the Registrant announced that it and PC Connection, Inc. terminated their Merger Agreement and all other agreements between them, including a Stock Warrant Agreement, Credit and Supply Agreement, Security Agreement and Promissory Note. The terms of the termination, including mutual releases between the parties, are set forth in a Termination Agreement executed on September 4, 2001.

     The Termination Agreement was executed simultaneously with the Registrant's execution of a new Merger Agreement with Fry's Electronics, Inc. pursuant to which Fry's Electronics, Inc. will acquire the Registrant for $0.25 per share in cash, and loan the Registrant up to $13 million on a secured basis.

     The foregoing descriptions are qualified in their entirety by reference to the following documents, each of which is incorporated herein by reference: (i) a Termination Agreement, dated as of September 4, 2001, by and among the Registrant, PC Connection, Inc., Merrimack Services Corporation and Fry's Electronics, Inc., a copy of which is attached hereto as Exhibit 10.1; (ii) a Merger Agreement, dated as of September 4, 2001, by and among Fry's Electronics, Inc., FCOP Acquisition, Inc. and the Registrant, a copy of which is attached hereto as Exhibit 10.2; (iii) an Irrevocable Proxy, dated September 4, 2001, from Darryl Peck to Fry's Electronics, Inc., a copy of which is attached hereto as Exhibit 10.3; (iv) a Secured Promissory Note, dated September 4, 2001, made by the Registrant in favor of Fry's Electronics, Inc., a copy of which is attached hereto as Exhibit 10.4; (v) a Collateral Assignment and Security Agreement, dated as of September 4, 2001, made by the Registrant in favor of Fry's Electronics, Inc., a copy of which is attached hereto as Exhibit 10.5; and
(vi) a Press Release issued by the Registrant on September 4, 2001 relating to the termination of the Registrant's Merger Agreement with PC Connection, Inc. and the execution of a new Merger Agreement between the Registrant and Fry's Electronics, Inc., a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)  Financial statements of business acquired.  Not applicable.

  (b)  Pro forma financial information.  Not applicable.

  (c)  Exhibits.

       10.1 Termination Agreement, dated as of September 4, 2001, by and among the Registrant, PC Connection, Inc., Merrimack Services Corporation and Fry's Electronics, Inc.

       10.2 Merger Agreement, dated as of September 4, 2001, by and among Fry's Electronics, Inc., FCOP Acquisition, Inc. and the Registrant

                                       2
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       10.3   Irrevocable Proxy, dated September 4, 2001, from Darryl Peck to
              Fry's Electronics, Inc.

       10.4 Secured Promissory Note, dated September 4, 2001, made by the Registrant in favor of Fry's Electronics, Inc.

       10.5 Collateral Assignment and Security Agreement, dated as of September 4, 2001, made by the Registrant in favor of Fry's Electronics, Inc.

       99.1 Press Release issued by the Registrant on September 4, 2001 relating to the termination of the Registrant's Merger Agreement with PC Connection, Inc. and the execution of a new Merger Agreement between the Registrant and Fry's Electronics, Inc.

                                       3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CYBERIAN OUTPOST, INC.
                                    (REGISTRANT)


Date:  September 7, 2001          By:  /s/  Darryl Peck
                                       -------------------------
                                       Darryl Peck
                                       President and Chief Executive Officer

                                       4
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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number    Description
-------   -----------

10.1 Termination Agreement, dated as of September 4, 2001, by and among the Registrant, PC Connection, Inc., Merrimack Services Corporation and Fry's Electronics, Inc.

10.2 Merger Agreement, dated as of September 4, 2001, by and among Fry's Electronics, Inc., FCOP Acquisition, Inc. and the Registrant

10.3 Irrevocable Proxy, dated September 4, 2001, from Darryl Peck to Fry's Electronics, Inc.

10.4 Secured Promissory Note, dated September 4, 2001, made by the Registrant in favor of Fry's Electronics, Inc.

10.5 Collateral Assignment and Security Agreement, dated as of September 4, 2001, made by the Registrant in favor of Fry's Electronics, Inc.

99.1 Press Release issued by the Registrant on September 4, 2001 relating to the termination of the Registrant's Merger Agreement with PC Connection, Inc. and the execution of a new Merger Agreement between the Registrant and Fry's Electronics, Inc.